As filed with the Securities and Exchange Commission on June 11, 2025

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

First Trust Exchange-Traded Fund VIII

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Shareholder Name

Address 1

Address 2

Address 3

Important Notice

Re: First Trust TCW Opportunistic Fixed Income ETF (“FIXD”)

Dear Shareholder:

We have tried unsuccessfully to contact you, whether by mail or by phone, regarding the upcoming Special Meeting of Stockholders of First Trust TCW Opportunistic Fixed Income ETF.

At the Special Meeting stockholders are being asked to vote on two important operating initiatives for First Trust TCW Opportunistic Fixed Income ETF. The proposals require your consideration and response. Our records indicate that you have not yet voted on the proposal.

It is important that we speak to you regarding this matter. Please call toll-free at 1-877-297-1738 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:

Investor ID:   XXXXXXXX                              Security ID:   XXXXXXXX

Shares owned:  XXXXXXXXX                            Household ID:  XXXXXXXX

There is no confidential information required and the call will only take a few moments of your time. Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

James A. Bowen

Chairman of the Board

First Trust TCW Opportunistic Fixed Income ETF (“FIXD”)

OFFICIAL BUSINESS_ This document relates to your investment in our Fund.